INCOME TAXES - Deferred Tax (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Deferred tax assets (liabilities):
Allowance for expected credit losses	$ 108	$ 121
Property and equipment	(170)	(269)
Goodwill and intangibles	714	634
Accrued compensation	1,786	2,368
Accrued liabilities and other	29	318
Loss carryforwards	73,672	183,641
Deferred tax assets before valuation allowance	76,139	186,813
Valuation allowance	(73,491)	(183,453)
Deferred tax assets, net of valuation allowance	$ 2,648	$ 3,360